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                                                                   Exhibit 10(d)


                        NOVACARE EMPLOYEE SERVICES, INC.
                              2621 Van Buren Avenue
                              Norristown, PA 19403


                                  June 10, 1997



Mr. Thomas D. Schubert
204 Afton Way
West Chester, PA 19380

Dear Mr. Schubert:

                  The undersigned, NovaCare Employee Services, Inc., a Delaware Corporation (the "Company"), and Thomas D. Schubert (the "Purchaser"), hereby agree as follows:

                  1. Authorization and Sale of the Shares. The Company has authorized the issuance to the Purchaser of and proposes to sell to the Purchaser, as an employee benefit and as an incentive to the Purchaser 10,000 shares (collectively the "Shares" and individually a "Share") of its common stock, $.01 par value (the "Common Stock"), at a price of $2.80 per Share.

                  2. Purchase of the Shares by the Purchaser. Subject to the terms and conditions hereof, the Purchaser hereby agrees to purchase the Shares from the Company in reliance upon its representations and warranties herein contained, and the Company hereby agrees to sell the Shares to the Purchaser in reliance upon the Purchaser's representations and warranties herein contained, at an aggregate purchase price (the "Purchase Price") of $28,000 in cash.

                  3. Representations, Warranties, and Agreements of the Company. The Company represents and warrants to, and agrees with, the Purchaser as follows:

                     (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                     (b) The Company has duly authorized the execution and delivery of this Agreement and the issuance and delivery of the Shares and this Agreement constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, or other laws affecting generally the enforceability of creditors' rights and by limitations on the availability of equitable remedies. The Shares, when issued and


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delivered in accordance with this Agreement, shall have been duly issued and shall be validly outstanding, fully paid and nonassessable shares of the Common Stock.

               4. Representations, Warranties, and Agreements of the Purchaser. The Purchaser hereby represents and warrants to, and agrees with, the Company as follows:

                  (a) The Purchaser understands that by the terms of this Agreement he is purchasing shares of Common Stock issued and delivered by the Company without compliance with the registration requirements of the Securities Act of 1933 (the "Securities Act") or the securities laws of any state, under and in reliance on exemptions from the registration requirements of the Securities Act and such laws, and without the approval, disapproval, or passing on the merits by any regulatory authority; that for purposes of such exemptions, the Company will rely upon the representations, warranties and agreements of the Purchaser contained herein; and that such non-compliance with registration requirements is not permissible unless such representations and warranties are correct and such agreements performed. The Purchaser is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

                  (b) The Purchaser understands that the Company is under no obligation to effect a registration under the Securities Act of the Shares to be purchased by him hereunder. The Purchaser understands that, under existing rules of the Securities and Exchange Commission (the "Commission"), the Purchaser may be unable to sell any of the Shares except to the extent that the Shares may be sold (A) in a bona fide private placement to a purchaser who shall be subject to the same restrictions on sale or (B) subject to the restrictions contained in Rule 144 under the Securities Act.

                  (c) The Purchaser is acquiring the Shares pursuant to this Agreement for the Purchaser's own account and not with a view to or for sale in connection with the distribution thereof within the meaning of the Securities Act. The Purchaser shall not effect a distribution of any Shares until either
(A) the Purchaser has received the opinion of counsel for the Company that registration under the Securities Act is not required or (B) a registration statement under the Securities Act covering such Shares and the disposition thereof has become effective under the Securities Act, and the Purchaser agrees that the certificates evidencing the Shares may bear a restrictive legend to the foregoing effect.

                  (d) As Chief Financial Officer of the Company, the Purchaser is fully familiar with the business, properties and financial condition of the Company, and acknowledges that he has been afforded access to such additional information concerning the Company as he considers necessary or appropriate to make an informed investment decision, and to all additional information which has considered necessary to verify the accuracy of the information so received. The Purchaser has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the transactions contemplated by this Agreement


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                  (e) The Purchaser is a sophisticated investor familiar with the type of risks inherent in the acquisition of restricted securities such as the Common Stock and his financial position is such that he can afford to retain the Shares for an indefinite period of time without realizing any direct or indirect cash return on his investment.

                  (f) The Purchaser is familiar with the provisions of Rule 144 and the limitations upon the availability and applicability of such rule.

               5. Restrictions on Transferability of the Shares. The Purchaser hereby agrees that the Purchaser shall not sell, assign, transfer, gift, devise, bequeath, deliver, pledge, hypothecate or otherwise dispose of any of the Shares, except as provided for in this Agreement. Any disposition or purported disposition of Shares in violation of this Agreement shall be null and void and shall not be recorded on the books of the Company. Notwithstanding the foregoing:

                  (a) Disposition of Vested Shares and Shares Which Are Not Vested Shares. Shares which are "vested" in accordance with the following schedule (the "Vested Shares") may be disposed of in the manner set forth in Subsection (b) or (d) of this Section 5.

                                                    Cumulative Percentage of
                                                 Shares Which Are Vested Shares
                                                 ------------------------------
          On or before June 9, 1998........                       0%

          June 10, 1998 to
          June 9, 1999.....................                  33-1/3%

          June 10, 1999 to
          June 9, 2000.....................                  66-2/3%

          On or after June 10, 2000........                     100%

                  Shares which are not Vested Shares (the "Unvested Shares") may be disposed of only in the manner set forth in Subsection (c) or (d) of this
Section 5.

                  (b) Vested Shares.

                      (i) Vested Shares held by the Purchaser may be transferred by the Purchaser provided that the Purchaser first complies with the right to purchase set forth in this Subsection (b). The Company shall have a right to purchase any Vested Shares proposed to be sold by the Purchaser on the terms set forth in this Subsection (b).


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                  (ii)     If the Purchaser wishes to dispose of Vested Shares,
the Purchaser shall first obtain a bona fide written offer (the "Offer") for the purchase of the Vested Shares which he or she wishes to dispose of. Such Offer shall be for cash or promissory notes only. Promptly upon receipt of the Offer, the Purchaser shall give notice to the Company (the "Offer Notice") of the Purchaser's intent to dispose of Vested Shares, which Offer Notice shall specify the name of the proposed purchaser, the number of Vested Shares (the "Offered Securities") the Purchaser desires to dispose of and the price and terms of payment of such proposed disposition. Upon receipt of the Offer Notice, the Company shall have the right to purchase all (but not less than all) of the Offered Securities at the price and on the terms of the Offer. Such right must be exercised by the Company by giving notice to that effect to the Purchaser within a period of ten business days after the date of receipt of the Offer Notice (any such notice of the exercise of such right being herein referred to as an "Acceptance Notice").

                  (iii) In the event of the exercise by the Company of its right to purchase pursuant to this Subsection (b), the Acceptance Notice shall specify the time and date for purchase of the Offered Securities (the "Share closing") which shall be not more than 30 days after the expiration of the ten business day period set forth in clause (b)(ii). The Purchaser shall deliver to the Company at the Share closing, which shall be held at the business headquarters of the Company, the Offered Securities in due and proper form for transfer, against payment of the purchase price of the Company.

                  (iv) If the Company shall fail or decline to agree to purchase the Offered Securities within the ten business day period provided for in clause (b)(ii), then the Purchaser shall have the right and privilege to sell all (but not less than all) the Offered Securities, within 60 days after the expiration of such ten business day period, to the bona fide purchaser named in the Offer Notice, at the price and on terms of payment specified in the Offer. If, for any reason, the Offered Securities are not sold within such 60-day period, the Offered Securities shall again become subject to the terms and conditions of this Agreement.

                  (v) The Company's right to purchase set forth in this Subsection (b) shall terminate upon the occurrence of the closing of the initial sale by the Company to the public of shares of the Common Stock pursuant to a registration statement filed under the Securities Act (other than a registration statement covering securities of the Company to be issued pursuant to an employee benefit plan).

         (c)      Termination of the Purchaser's Employment.

                  (i) If the Purchaser shall cease to be employed by the Company or any other subsidiary or affiliate of the Company (collectively, the "Company Group"), for any reason whatsoever, the Company shall have the right (but not the obligation) to purchase from the Purchaser all or any portion of the Unvested Shares owned by the Purchaser at the time the Purchaser ceases to be employed by the Company, provided that Shares that become vested before or upon such termination of Purchaser's


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employment pursuant to any provision of the Employment Agreement providing for acceleration of vesting upon the occurrence of certain events shall be deemed vested for purposes of this Agreement. Such right to purchase shall be exercisable by written notice to that effect given by the Company to the Purchaser within 30 days after the Purchaser has ceased to be employed by any member of the Company Group, as aforesaid. Upon the giving of such written notice, the Purchaser shall for all purposes cease to be a stockholder of the Company as to the Unvested Shares covered by such notice and shall have no rights against the Company or any other person in respect of such Unvested Shares except the right to receive payment for such Unvested Shares in accordance herewith. Notwithstanding the provisions of Subsection (a) of this
Section 5, Unvested Shares not so purchased by the Company shall upon the expiration of such 30-day period become Vested Shares.

                  (ii) At the time and date specified in the notice given by the Company referred to in clause (c)(i), which date shall in no event be more than 15 days after the expiration of the 30-day period for the exercise of the right to purchase set forth therein, the Purchaser shall deliver to the Company, at the business headquarters of the Company, the Unvested Shares to be sold by the Purchaser in due and proper form for transfer, against payment by the Company of the purchase price therefor, as determined in accordance with clause
(c)(iii).

                  (iii) The per Share purchase price for the Unvested Shares payable by the Company pursuant to clause (c)(ii) shall be $2.80. The number of Unvested Shares to be purchased and the per Share purchase price pursuant to this clause (c)(iii) shall be appropriately adjusted by the Board of Directors of the Company to reflect any split, reverse split, recapitalization, reorganization, merger, stock dividend, consolidation or other change in the corporate structure or the stock of the Company

              (d) Disposition to Family Members. Shares held by the Purchaser may be transferred by the Purchaser to or for the benefit of the Purchaser or a member of the Purchaser's immediate family. For the purpose of this Agreement, the term "immediate family" of the Purchaser shall mean the Purchaser's spouse and children (and the direct lineal descendants of the Purchaser's children). It shall be a condition to the validity of any transfer of Shares permitted by the provisions of this Subsection (d) that the transferee shall execute a copy of this Agreement, shall hold such Shares subject to the provisions of this Agreement, and shall make no further transfer of such Shares, except in compliance with the terms and conditions of this Agreement.

         6. The Closing. Simultaneously with the execution and delivery of this Agreement, the Purchaser shall cause to be delivered to the Company a check or checks payable to the order of the Company in the amount of the Purchase Price. Promptly after receipt of such check or checks, the Company shall deliver to the Purchaser at the Purchaser's address set forth at the head of this Agreement, a stock certificate registered in the name of the Purchaser and representing the Shares.


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                  7. Notice. Any notice under this Agreement shall be in writing and delivered personally or sent by certified mail, return receipt requested, addressed, as the case may be, (i) to the Company at its address set forth at the head of this Agreement or such other address as may hereafter be designated by the Company by notice to the Purchaser in the manner provided herein; and
(ii) to the Purchaser at the Purchaser's address set forth at the head of this Agreement or such other address as may hereafter be designated by the Purchaser by notice to the Company in the manner provided herein. All notices personally delivered shall be deemed to have been given when delivered and all notices sent by mail shall be deemed to have been given three business days after mailing.

                  8. Successors. The terms, covenants and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, permitted transferees and assigns.

                  9. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed entirely within such Commonwealth.

                  10. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto, and no modifications of or amendments to this Agreement shall be binding on the parties hereto unless in writing and signed by them.

                  11. Integration. This Agreement supersedes all prior understandings, negotiations, and agreements relating to the subject matter hereof.

                  12. Severability. If any provision herein contained shall be held to be illegal or unenforceable, such holding shall not affect the validity or enforceability of the other provisions of this Agreement.

                  13. Reorganization, Etc. The provisions of this Agreement shall apply mutatis mutandi to any shares or other securities resulting from any stock split or reverse split, stock dividend, reclassification, subdivision, consolidation or reorganization of any shares or other securities of the Company and to any shares or other securities of the Company or of any successor company which may be received by the Purchaser by virtue of his or her ownership of the Shares.

                  14. Disputes.

                      (a) Arbitration. The parties shall attempt amicably to resolve disagreements by negotiating with each other. In the event that the matter is not amicably resolved through negotiation, any controversy, dispute or disagreement arising out of or relating to this Agreement (a "Controversy") shall be settled exclusively by binding arbitration, which shall be conducted by a single arbitrator in Philadelphia, PA, in accordance with the J-A-M-S/Endispute Streamlined Arbitration Rules and Procedures (the "Rules"). The parties agree that, notwithstanding anything to the contrary contained


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in the Rules, the arbitrator shall not award consequential, exemplary, incidental, punitive or special damages.

                  (b) Procedure. It is agreed that if any party shall desire relief of any nature whatsoever from the other party as a result of any Controversy, such party will initiate such arbitration proceedings within a reasonable time, but in no event more than one (1) year after the facts underlying said Controversy first arise or become known to the party seeking relief (whichever is later). The failure of such party to institute such proceedings within said period shall be deemed a full waiver of any claim for such relief. The parties shall bear equally all costs of said arbitration (other than their own attorney's fees and costs). The parties agree that the decision and award of the Arbitrator shall be final and conclusive upon the parties, in lieu of all other legal, equitable or judicial proceedings between them, and that no appeal or judicial review of the award or decision of the Arbitrator shall be taken, but that such award or decision may be entered as a judgment and enforced in any court having jurisdiction over the party against whom enforcement is sought.


                                      * * *


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                  If you are in agreement with the foregoing, please execute and deliver to the undersigned the enclosed counterpart of this Agreement, whereupon this Agreement shall become a binding agreement between us.

                                              Very truly yours,

                                              NOVACARE EMPLOYEE
                                              SERVICES, INC.


                                              By _______________________________

Accepted and agreed to as
aforesaid:


_________________________________
       Thomas D. Schubert


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